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       Exhibit 99.1 - Certification pursuant to 18 U.S.C. Section 1350, as added by section 906 of the Sarbanes-Oxley Act of 2002


In connection with this annual report on Form 10-KSB of Tarpon Coast Bancorp, Inc., the undersigned hereby certifies, to such officer's knowledge, that this report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2003                         /s/ Lewis S. Albert
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                                             Lewis S. Albert
                                             Chief Executive Officer